MENTOR FUNDS
                  Mentor Institutional Money Market Portfolio


                                  SUPPLEMENT
                     to Prospectus dated January 17, 1998


     First Union Corporation. The second and third paragraphs appearing in the section of the Prospectus entitled "Management" are replaced in their entirety with the following:

   "Mentor Investment Advisors, LLC has over $12 billion in assets under management. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), and its affiliates. Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc., which is in turn a wholly owned subsidiary of First Union Corp. ("First Union"). First Union is a leading financial services company with approximately $157 billion in assets and $12 billion in total stockholders' equity as of December 31, 1997. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates."

     Mentor Distributors, LLC. Mentor Distributors, LLC ("Mentor
Distributors"), 3435 Steizer Road, Columbus, Ohio 43219, is a wholly owned subsidiary of BISYS Fund Services, Inc.

     Mentor Services Company, Inc. Mentor Services Company, Inc., a wholly owned subsidiary of Mentor Investment Group, provides marketing-related services in respect of the Portfolio. Mentor Services Company, Inc. and its affiliates will receive from Mentor Distributors substantially all amounts received or retained by Mentor Distributors in respect of the distribution of the Portfolio's shares, including any amounts paid to Mentor Distributors under the Portfolio's Distribution Plans.

     If you would like additional information concerning the Portfolio, call Mentor Services Company, Inc. at 1-800-382-0016.

                                                               February 1, 1998